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                                                                   EXHIBIT 10.31
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

                             SOLO SERVE CORPORATION
                            1610 Cornerway Boulevard
                            San Antonio, Texas 78219

                                                              September 16, 1996

Congress Financial Corporation (Southwest)
1201 Main Street
Dallas, Texas 75250


Gentlemen:

         Congress Financial Corporation (Southwest) ("Lender") and Solo Serve Corporation ("Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated June 20, 1995, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated October 27, 1995, Amendment No. 2 to Loan and Security Agreement, dated January 31, 1996 and Amendment No. 3 to Loan and Security Agreement, dated June 26, 1996 (and as amended hereby and as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

         Borrower has requested that Lender agree to certain amendments to the Loan Agreement, and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments.

     In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

     1.  Definitions.

         (a) Additional Definition. As used herein, the following term shall have the meaning given to it below, and the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definition:

            "'Amendment No. 4' shall mean this Amendment No. 4 to Loan and Security Agreement between Lender and Borrower."

         (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.
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     2.  Amendment.

         Section 9.14 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

             "9.14 Working Capital. Borrower shall maintain Working Capital of not less than $4,500,000 at all times after September 1, 1996."

     3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

         (a) No Event of Default exists on the date of this Amendment(after giving effect to the amendment to the Loan Agreement made by this Amendment).

         (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     4. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender and its counsel:

         (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower;

         (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

     5. Amendment Fee. Borrower shall pay to Lender an amendment fee in an amount equal to $10,000, which amount shall be payable simultaneously with the execution hereof, which fee is fully earned as of the date hereof, shall be in addition to all other amounts payable under the Financing Agreements, shall constitute part of the obligations and may, at Lender's option, be charged directly to any account(s) of the Borrower maintained with Lender.

     6. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified,




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restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas (without giving effect to principles of conflicts of law).

     9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and of the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                            Very truly yours,

                            SOLO SERVE CORPORATION


                            By: /s/ Charles M. Siegel
                               ----------------------

                            Title: President
                                  --------------------

AGREED:

CONGRESS FINANCIAL CORPORATION
   (SOUTHWEST)

By: /s/ Edward Franco
   ---------------------------
Title: Vice President
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